MEMORANDUM OF CHANGES

                       VAN KAMPEN UNITS TRUSTS, SERIES 963


   The Prospectus filed with Amendment No. 2 of the Registration Statement on Form S-6 has been revised to reflect information regarding the deposit of Van Kampen Unit Trusts, Series 963 on March 17, 2010. An effort has been made to set forth below each of the substantive changes and also to reflect the same by blacklining the marked counterparts of the Prospectus submitted with the Amendment.

   Investment Strategy Update. The front cover page, the first and third paragraphs of the "Principal Investment Strategy" section and the first paragraph of the "Objective and Securities Selection" section have each been revised to reflect that certain of the Portfolio's underlying funds will invest in REITs.

   Front Cover Page. The date of the Prospectus has been inserted and the preliminary prospectus disclosure has been removed. Additionally, language has been added to enhance disclosure regarding the fees of the underlying funds, in addition to the fees associated with ownership of Portfolio Units.

   Van Kampen Global Expansion Portfolio - Principal Investment Strategy. In the fourth paragraph of this section, the percentage of funds in the Portfolio that are classified as "non-diversified" under the 1940 Act has been provided.

   Van Kampen Global Expansion Portfolio - Principal Risks. Additional disclosure has been included concerning the risks associated with the ownership of REITs by certain of the underlying funds.

   The "Fee Table," "Example," and "Essential Information" sections have been completed.

   The "Portfolio" page and notes thereto have been finalized.

   The "Report of Independent Registered Public Accounting Firm" page has been completed.

   The "Statement of Condition" page has been finalized.

   Back Cover Page. The date of the Prospectus has been inserted.